UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_____________________

FORM 8-K
____________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
  Date of Report (Date of earliest event reported): October 8, 2025

LivePerson, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-41926	13-3861628
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

530 7th Ave, Floor M1
New York, New York 10018
(Address of principal executive offices, with zip code)

(212) 609-4200
Registrant’s telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	LPSN	The Nasdaq Stock Market LLC
Rights to Purchase Series A Junior Participating Preferred Stock	None	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03 Material Modification to Rights of Security Holders.

To the extent required by Item 3.03 of Form 8-K, the information set forth under Item 5.03 of this Current Report on Form 8-K is incorporated herein by reference into this Item 3.03.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Reverse Stock Split

As previously reported, at a Special Meeting of Stockholders of LivePerson, Inc. (“LivePerson,” the “Company,” “we” or “us”) on October 2, 2025 (the “Special Meeting”), the Company’s stockholders approved a proposal to approve an amendment to the Company’s Fourth Amended and Restated Certificate of Incorporation, as amended, (i) to effect a reverse stock split of the Company’s common stock, par value $0.001 per share, subject to the Board of Directors’ discretion, at a ratio of not less than 1-for-5 and not greater than 1-for-20, with the exact ratio to be set within that range at the discretion of the Board of Directors, without further approval or authorization of the stockholders, prior to the one-year anniversary of the date on which the reverse stock split is approved by the Company’s stockholders at the Special Meeting and (ii) if and when the reverse stock split is effected, to decrease the number of authorized shares of the Company’s common stock in the same ratio as is selected for the reverse stock split.

Following the Special Meeting, the Board approved a reverse stock split (the “Reverse Stock Split”) at a ratio of 1-for-15 (the “Reverse Stock Split Ratio”) and a corresponding reduction in the number of authorized shares of common stock (the “Authorized Share Reduction”).

On October 13, 2025, the Company plans to file a Certificate of Amendment No. 3 to the Company’s certificate of incorporation (the “Certificate of Amendment”) with the Secretary of State of the State of Delaware, as a result of which the Reverse Stock Split and the Authorized Share Reduction are expected to be effected prior to market open on October 13, 2025 (the “Effective Time”).

The foregoing description of the Certificate of Amendment does not purport to be complete and is qualified in its entirety by reference to the complete text of the form of the Certificate of Amendment, a copy of which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Split Adjustment; Treatment of Fractional Shares

At the Effective Time, every 15 shares of issued and outstanding common stock will be automatically reclassified and combined into one share of common stock. In addition, the number of authorized shares of common stock will be proportionately reduced, resulting in a decrease from 300,000,000 to 20,000,000 authorized shares of common stock. Proportionate adjustments will be made to (i) the number of shares of common stock available for issuance under the Company’s equity plans, (ii) the number of shares underlying, the exercise prices of, and performance hurdles of, outstanding equity awards, as applicable, that have been previously granted under such equity plans or other arrangements, (iii) the number of shares or notional shares underlying, and the exercise prices of, the Company’s outstanding warrants, (iv) the number of shares or notional shares underlying, and the conversion prices of, the Company’s outstanding convertible notes and (v) the number of rights outstanding pursuant to the Company’s Tax Benefits Preservation Plan, in each case in accordance with their respective terms. The Reverse Stock Split will not affect the par value of the common stock. Neither the Reverse Stock Split nor the Authorized Share Reduction will have any effect on the number of shares of preferred stock that the Company is authorized to issue under its certificate of incorporation.

No fractional shares of common stock will be issued as a result of the Reverse Stock Split. Instead, any stockholders who would have been entitled to receive fractional shares as a result of the Reverse Stock Split will receive cash payments in lieu of their fractional shares.

Trading Symbol; New CUSIP

The common stock is expected to begin trading on a post-Reverse Stock Split basis on the Nasdaq Global Select Market at the market open on October 13, 2025 under the Company’s existing trading symbol “LPSN”. The new CUSIP number for the common stock following the Reverse Stock Split will be 538146 309.

Forward-Looking Statements

Statements in this Current Report on Form 8-K regarding LivePerson that are not historical facts are forward-looking statements and are subject to risks and uncertainties that could cause actual future events or results to differ materially from such statements. Any such forward-looking statements, including but not limited to statements about the Reverse Stock Split and the Authorized Share Reduction and the timing thereof, the impact of the Reverse Stock Split and the Authorized Share Reduction on stockholders, the potential impact of the Reverse Stock Split and the Authorized Share Reduction on the Company’s share price, and the potential for the Company to regain compliance with the minimum bid price requirement for continued listing on the Nasdaq Global Select Market, are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Some of the factors that could cause actual results to differ materially from the forward-looking statements contained herein include, without limitation: our ability to retain existing customers and cause them to purchase additional services and to attract new customers; the intensive personnel, infrastructure and resource commitment required to support our customer base; our ability to retain key personnel, attract new personnel and to manage staff attrition; our ability to successfully integrate acquisitions; our ability to refinance our substantial indebtedness before it becomes due or to secure necessary additional financing on commercially reasonable terms, or at all; lengthy sales cycles; delays in our implementation cycles; payment-related risks; potential fluctuations in our quarterly revenue and operating results; limitations on the effectiveness of our controls; non-payment or late payment of amounts due to us from a significant number of customers; volatility in the capital markets; recognition of revenue from subscriptions; customer retention and engagement; our ability to develop and maintain successful relationships with partners, service partners, social media and other third-party consumer messaging platforms and endpoints; our ability to effectively operate on mobile devices; the highly competitive markets in which we operate; general economic conditions; failures or security breaches in our services, those of our third-party service providers, or in the websites of our customers; regulation or possible misappropriation of personal information belonging to our customers’ Internet users; US and international laws and regulations regarding privacy data protection and AI and increased public scrutiny of privacy, security and AI issues that could result in increased government regulation and other legal obligations; ongoing litigation and legal matters; new regulatory or other legal requirements that could materially impact our business; governmental export controls and economic sanctions; industry-specific regulation and unfavorable industry-specific laws, regulations or interpretive positions; future regulation of the Internet or mobile devices; technology-related defects that could disrupt the LivePerson services; our ability to protect our intellectual property rights or potential infringement of the intellectual property rights of third parties; the use of AI in our product offerings or by our vendors; the presence of, and difficulty in correcting, errors, failures or “bugs” in our products; our ability to license necessary third-party software for use in our products and services, and our ability to successfully integrate third-party software; potential adverse impact due to foreign currency and cryptocurrency exchange rate fluctuations; additional regulatory requirements, tax liabilities, currency exchange rate fluctuations and other risks if and as we expand; risks related to our operations in Israel; potential failure to meet service level commitments to certain customers; legal liability and/or negative publicity for the services provided to consumers via our technology platforms; technological or other defects that could disrupt or negatively impact our services; our ability to maintain our reputation; changes in accounting principles generally accepted in the United States; natural catastrophic events and interruption to our business by man-made problems; potential limitations on our ability to use net operating losses to offset future taxable income; risks related to our common stock being traded on more than one securities exchange; and other factors described in the “Risk Factors” sections of our Annual Report on Form 10-K for the year ended December 31, 2024, filed with the SEC on March 14, 2025 and our Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2025, filed with the SEC on August 13, 2025. This list is intended to identify only certain of the principal factors that could cause actual results to differ from those discussed in the forward-looking statements. Readers are referred to our reports and documents filed from time to time by us with the SEC for a discussion of these and other important factors that could cause actual results to differ from those discussed in forward-looking statements.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits. The following documents are included as exhibits to this report:

Exhibit No.	Description
3.1	Form of Certificate of Amendment No. 3 to the Company’s Fourth Amended and Restated Certificate of Incorporation, as amended.
104.1	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    October 8, 2025
LIVEPERSON, INC.
(Registrant)

By:    /s/ MONICA L. GREENBERG
Monica L. Greenberg
Executive Vice President, Policy and General Counsel